Exhibit 24.1

2023 Edison International

10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, ADAM S. UMANOFF, MARIA RIGATTI, KATE STURGESS, ALISA DO, BRENDAN BOND, TRICIA YOUNG, MICHAEL A. HENRY, WILLIAM E. CANO, and RUSHIKA DE SILVA, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2023, any Current Reports on Form 8-K from time to time during 2023 from the date hereof through December 31, 2023, or in the event this Board of Directors does not hold a regular meeting in December 2023, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed as of this 28th day of December, 2022.

EDISON INTERNATIONAL

By:/s/ Pedro J. Pizarro

Pedro J. Pizarro

President and Chief Executive Officer

Attest:

/s/ Alisa Do

Alisa Do

Vice President and Corporate Secretary

2023 Edison International

10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer: /s/ Pedro J. Pizarro	Controller and Principal Accounting Officer: /s/ Kate Sturgess
Pedro J. Pizarro Chief Executive Officer, President and Director	Kate Sturgess Vice President and Controller

Principal Financial Officer: /s/ Maria Rigatti
Maria Rigatti Senior Vice President and Chief Financial Officer

Additional Directors:
/s/ Jeanne M. Beliveau-Dunn	/s/ Marcy L. Reed
Jeanne M. Beliveau-Dunn Director	Marcy L. Reed Director
/s/ Michael C. Camuñez	/s/ Carey A. Smith
Michael C. Camuñez Director	Carey A. Smith Director
/s/ Vanessa C.L. Chang	/s/ Linda G. Stuntz
Vanessa C.L. Chang Director	Linda G. Stuntz Director
/s/ James T. Morris	/s/ Peter J. Taylor
James T. Morris Director	Peter J. Taylor Director
/s/ Timothy T. O’Toole	/s/ Keith Trent
Timothy T. O’Toole Director	Keith Trent Director

2023 SOUTHERN CALIFORNIA EDISON COMPANY

10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, JENNIFER R. HASBROUCK, AARON D. MOSS, KATE STURGESS, ALISA DO, NATALIA WOODWARD, TRICIA YOUNG, MICHAEL A. HENRY, WILLIAM E. CANO, and RUSHIKA DE SILVA, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2023, any Current Reports on Form 8-K from time to time during 2023 from the date hereof through December 31, 2023, or in the event this Board of Directors does not hold a regular meeting in December 2023, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed as of this 28th day of December, 2022.

SOUTHERN CALIFORNIA EDISON COMPANY

By:/s/ Steven D. Powell

Steven D. Powell

President and Chief Executive Officer

Attest:

/s/ Alisa Do

Alisa Do

Vice President and Corporate Secretary

2023 Southern California Edison Company

10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer: /s/ Steven D. Powell	Controller and Principal Accounting Officer: /s/ Kate Sturgess
Steven D. Powell Chief Executive Officer, President and Director	Kate Sturgess Vice President and Controller

Principal Financial Officer: /s/ Aaron D. Moss
Aaron D. Moss Senior Vice President and Chief Financial Officer

Additional Directors:
/s/ Jeanne M. Beliveau-Dunn	/s/ Marcy L. Reed
Jeanne M. Beliveau-Dunn Director	Marcy L. Reed Director
/s/ Michael C. Camuñez	/s/ Carey A. Smith
Michael C. Camuñez Director	Carey A. Smith Director
/s/ Vanessa C.L. Chang	/s/ Linda G. Stuntz
Vanessa C.L. Chang Director	Linda G. Stuntz Director
/s/ James T. Morris	/s/ Peter J. Taylor
James T. Morris Director	Peter J. Taylor Director
/s/ Timothy T. O’Toole	/s/ Keith Trent
Timothy T. O’Toole Director	Keith Trent Director
/s/ Pedro J. Pizarro
Pedro J. Pizarro Director